LKCM FUNDS

                        Supplement dated August 22, 2000
                         To Prospectus dated May 1, 2000


The LKCM Funds Prospectus is supplemented to include the following disclosure on page 14 in place of the last sentence of the first paragraph under the section heading entitled "Initial Investments".

Investors may be charged a fee if they effect transactions in fund shares through a broker or agent.